EXHIBIT 10.9
                                                                    ------------

SIEMENS


                                              SIEMENS CREDIT CORPORATION

                                              FLOATING RATE ADDENDUM

                                              LEASING SCHEDULE 629-0002941-000

--------------------------------------------------------------------------------


This Addendum shall become a part of that certain Leasing Schedule #629-0002941-000 (the "Leasing Schedule" or "Lease") to Master Equipment Lease Agreement dated June 10, 1999 (the "Agreement") between Lessor and Lessee. If there is any conflict between the terms of this Addendum and the terms of the Lease, the terms of this Addendum shall control. Capitalized terms used herein and not otherwise defined herein, unless the context otherwise requires, shall have the same meanings set forth in the Lease. For all purposes hereof, the date of this Addendum shall be the date of execution by Lessor.

Add the following provision to Section 7 of the Leasing Schedule:

                  "The Lease Payments specified above are based upon current money market rates, being 5.57% (the "Reference Rate"), which is the yield to maturity of the U.S. Treasuy Note having a 5.25% coupon and maturing in May, 2004 ("Applicable Treasury Note") as shown in the May 19, 1999 issue of THE WALL STREET JOURNAL. The Applicable Treasury Note is that Note having a remaining life closest to the Lease Term and in the case of multiple notes, the one trading closest to par. If the equipment cutover occurs after August 19, 1999, then the Lease Payment actually used will be that specified on the Leasing Schedule, increased or decreased by .00003 of the Equipment Cost for each full five basis point (0.05%) change in the Reference Rate as published in THE WALL STREET JOURNAL two business days prior to the Commencement Date. Lessee authorizes Lessor to unilaterally make the appropriate change to the Leasing Schedule to reflect any changes to the Lease Payments consistent with the foregoing."

ACCEPTED BY:

LESSOR:                                  LESSEE:

SIEMENS CREDIT CORPORATION               ION NETWORKS, INC.

BY:                                      BY:      /s/ Mark A. Simmons
        ---------------------------             -----------------------------
           (Authorized Signature)                 (Authorized Signature)

NAME:                                    NAME:        Mark A. Simmons
        ---------------------------             -----------------------------
           (Printed or Typed)                     (Printed or Typed)

TITLE:                                   TITLE:   Chief Financial Officer
        ---------------------------             -----------------------------
           (Printed or Typed)                     (Printed or Typed)

DATE:                                    DATE:       6/17/99
        ---------------------------             -----------------------------

SIEMENS

                          TECHNOLOGY LICENSE AGREEMENT
                          ----------------------------

This Technology License Agreement (the "Agreement") is entered into by SolCom Systems Limited, a company registered in Scotland ("SolCom") and Hewlett-Packard Company, a California corporation ("HP"). This Agreement is effective upon the date of the last signature ("Effective Date").

1        DEFINITIONS

         1.1 "Probe" shall mean the technology incorporated in the hardware design of SolCom's LANrover(TM) FDDI RMON Probe.

         1.2 "Derived Hardware" shall mean the Probe, modified by SolCom pursuant to Article 2 below to meet the specifications in Appendix E.

         1.3      "OS Software" shall mean the software defined in Appendix C.

         1.4 "Firmware" shall mean OS Software with HP Technology and FDDI RMON Technology included, downloaded to a Flash ROM (see Appendix C).

         1.5 "RMON Technology" shall mean the software which provides Remote Monitoring functions (as defined in RFC 1271 and 1513, groups 1 through 10 inclusive), when running on the Probe.

         1.6 "FDDI RMON Technology" shall mean the subset of RMON Technology which provides RMON functionality on FDDI and SolCom's implementation of FDDI equivalents for groups 1, 2 and 10.

         1.7 "RMON-II Technology" shall mean the Draft Standard published by the IETF to define the next generation of RMON standard.

         1.8      "SMT" shall mean the FDDI Station Management Protocol.

         1.9 "HP Technology" shall mean proprietary extensions developed by HP and listed in items 3 and 4 of Appendix E.

         1.10 "HP Product" shall mean an FDDI RMON Probe, which shall be constructed from the Technology and packaged in a physical enclosure provided by HP. This is specified in Appendix E.

         1.11 "Enhancement" shall mean any major upgrade, revision, design change, or other modification to the Technology.

         1.12 "New Technology" shall mean any technology developed by SolCom to supplement or replace the Technology.

SIEMENS

         1.13 "Technology" shall mean the Derived Hardware, OS Software, FDDI RMON Technology, SMT, and HP Technology.

         1.14 "Documentation" shall mean all schematics, prototypes, specifications, manufacturing techniques, algorithms, and other materials embodying or documenting Technology, FDDI RMON Technology, Enhancements, or New Technology.

SIEMENS                                              SIEMENS CREDIT CORPORATION
                                                            LEASING SCHEDULE
                                                           #: 629-0002941-000
--------------------------------------------------------------------------------

LESSOR: SIEMENS CREDIT CORPORATION    LESSEE:   ION NETWORKS, INC.
                                               -------------------------------
        991 U.S. Highway 22                      (herein "Lessee")
        Bridgewater, NJ 08807-2956                 21 Meridian Road
                                               -------------------------------
        (800) 327-4443                            Edison, NJ 08820
                                               -------------------------------

LEASING SCHEDULE #629-0002941-000 , to that certain Master Equipment Lease Agreement dated June 10, 1999 (herein "Agreement"), between Lessor and Lessee.

1. EQUIPMENT DESCRIPTION: NSG NETWORKING EQUIPMENT AS DESCRIBED IN THE ATTACHED QUOTE #LUJA00101C AND A RIGHT TO USE LICENSE FOR ANY SOFTWARE RELATED THERETO AND RELATED DOCUMENTATION.

2.   TOTAL EQUIPMENT COST:            3.  SUPPLIER: Siemens Information and
         $131,719.19   Equipment                    Communication Networks, Inc.
            8,000.00   Installation
           $8,383.15   Tax
        ------------
         $148,102.34   Total

4.   LEASE TERM (in months):   60     5.  COMMENCEMENT DATE: Upon Equipment
                                                             Cutover By Supplier

6.   NO. OF LEASE PAYMENTS:    60     7.  LEASE PAYMENT (per payment period):
                                                         $2,948.72

8.  PAYMENT PERIOD  Monthly           9.  ADVANCE LEASE PAYMENT(S): #(S) 1;
                                                        TOTALING  $2,948.72

10.  EQUIPMENT LOCATION (if different from        WASHINGTON PLAZA - FIRST FLOOR
                 Lessee's address above):         1551 SOUTH WASHINGTON AVENUE,
                                                  PISCATAWAY, NJ 08854
11.  INTERIM RENT APPLICABLE: [X] YES [ ] NO; AMOUNT:  $98.29 Per diem (Plus
                                                           Applicable Taxes)

12. PURCHASE OPTION: Lessee selects the following option:

     OPTION A [ ]        a FAIR MARKET VALUE purchase option.
     OPTION B [ ]        a FIXED PURCHASE OPTION at a Purchase Option Price of
                         [  ] % of the Total Equipment Cost.
     OPTION C [X]        a NOMINAL FIXED PURCHASE OPTION at a Purchase Option
                         Price of $ [ 1.00 ].

     THE TERMS AND CONDITIONS OF THE FOREGOING OPTIONS AND OTHER IMPORTANT
             PROVISIONS ARE SET FORTH ON THE BACK OF THIS SCHEDULE.

================================================================================

IN WITNESS WHEREOF, the parties hereto have duly executed the Lease as of the dates set forth below. For all purposes hereof, the date of the Lease shall be the date of Lessor's acceptance as set forth below. LESSEE ACKNOWLEDGES THAT NEITHER LESSOR NOR THE SUPPLIER IS AN AGENT OR REPRESENTATIVE OF THE OTHER AND NEITHER HAS AUTHORITY TO BIND THE OTHER.

                                                BY EXECUTION HEREOF, THE SIGNOR
                                                CERTIFIES THAT (S)HE HAS READ
                                                THE ENTIRE LEASE, THAT LESSOR OR
                                                ITS REPRESENTATIVES HAVE MADE NO
                                                AGREEMENTS OR REPRESENTATIONS
                                                EXCEPT AS SET FORTH HEREIN, OR
                                                IN THE AGREEMENT, AND THAT (S)HE
                                                IS DULY AUTHORIZED TO EXECUTE
                                                THE LEASE ON BEHALF OF LESSEE.
ACCEPTED BY:

LESSOR: SIEMENS CREDIT CORPORATION        LESSEE:    ION NETWORKS, INC.

BY:                                       BY:       /s/ Mark A. Simmons
        ---------------------------              -----------------------------
          (Authorized Signature)                     (Authorized Signature)

NAME:                                     NAME:         Mark A. Simmons
        ---------------------------              -----------------------------
          (Printed or Typed)                           (Printed or Typed)

TITLE:                                    TITLE:    Chief Financial Officer
        ---------------------------              -----------------------------

DATE:                                     DATE:     6/17/99
        ---------------------------              -----------------------------

SIEMENS

OPTION A - FAIR MARKET VALUE PURCHASE OPTION: If Option A has been selected, provided no Default has occurred and is continuing and provided the Lease shall not have previously terminated, Lessee shall have the option, exercisable by written notice to Lessor received by Lessor at least ninety (90) but not more than one hundred eighty (180) days before the expiration of the (original) Lease Term, to purchase on the day following the last day of such Lease Term (herein "Purchase Date") all but not less than all of the Equipment subject to the Lease for its "Fair Market Value. Fair Market Value shall mean the value of the Equipment (on an installed and operating basis) which would be obtained in an arm's-length transaction between an informed and willing buyer-user (other than a lessee currently in possession or a used equipment dealer) under no compulsion to buy, and an informed and willing seller under no compulsion to sell, and in such determination, costs of removal from the location of current use shall not be a deduction from such value. Fair Market Value shall be determined by the mutual agreement of Lessor and Lessee in accordance with the preceding sentence. If Lessor and Lessee cannot agree, Fair Market Value shall be determined by a qualified independent equipment appraiser selected by Lessor and approved by Lessee, and Lessee shall pay the cost of appraisal. Provided Lessee has timely exercised its option to purchase, Lessee shall pay to Lessor on the Purchase Date the aforementioned purchase price in cash, together with all sales and other taxes or costs applicable to the transfer of the Equipment and any other amounts as may be due and owing under the Lease, whereupon Lessor shall transfer its interest in the Equipment to Lessee without recourse, on an AS-IS, WHERE-IS basis and without any warranty, express or implied from Lessor, other than the absence of any liens by or through Lessor, except those (if, any) Lessee is obligated to discharge. In the event that Lessee fails to exercise such purchase option, Lessee shall (upon termination of the Lease) return the Equipment to Lessor on demand, in accordance with the provisions of the Lease.

OPTION B - FIXED PURCHASE OPTION: If Option B has been selected, provided no Default has occurred and is continuing and provided the Lease shall not have previously terminated, Lessee shall have the option, exercisable by written notice to Lessor received by Lessor at least ninety (90) but not more than one hundred eighty (180) days before the expiration of the (original) Lease Term, to purchase on the day following the last day of such Lease Term (herein "Purchase Date") all but not less than all of the Equipment subject to the Lease for the amount specified in Option B. Provided Lessee has exercised its option to purchase, Lessee shall pay to Lessor on the Purchase Date the aforementioned purchase price in cash, together with all sales and other taxes or costs applicable to the transfer of the Equipment and any other amounts as may be due and owing under the Lease, whereupon Lessor shall transfer its interest in the Equipment to Lessee without recourse, on an AS-IS, WHERE-IS basis and without any warranty, express or implied from Lessor, other than the absence of any liens by or through Lessor, except those (if any) Lessee is obligated to discharge. In the event that Lessee fails to exercise such purchase option, Lessee shall (upon termination of the Lease) return the Equipment to Lessor upon demand, in accordance with the provisions of the Lease.

OPTION C - NOMINAL FIXED PURCHASE OPTION: If Option C has been selected, provided no Default has occurred and is continuing and provided the Lease shall not have previously terminated, Lessee may purchase all but not less than all of the Equipment at the end of the (original) Lease Term for the nominal purchase price specified in Option C. Lessee shall pay to Lessor on the day following the last day of such Lease Term such purchase price together with all sales and other taxes applicable to the transfer of the Equipment and any other amounts as may be due and owing under the Lease, whereupon Lessor shall transfer its interest in the Equipment to Lessee without recourse, on an AS-IS, WHERE-IS basis and without any warranty, express or implied from Lessor, other than the absence of any liens by or through Lessor, except those (if any) Lessee is obligated to discharge.

SIEMENS

13. ADJUSTMENTS: Lessee acknowledges that the Lease Payments herein, are based upon the Total Equipment Cost set forth above, and as a result of authorized changes to the Equipment, the final Total Equipment Cost may increase or decrease by up to 10%. In such event, the Lease Payments shall be adjusted accordingly, and Lessee authorizes Lessor to correct the Lease (and all related documentation) to reflect such changes, and Lessee, if requested by Lessor, shall confirm such changes to Lessor in writing.

14. SUPPLY CONTRACT: Lessee acknowledges either that (a) Lessee has reviewed and approved any written purchase agreement or purchase order covering the Equipment ("Supply Contract") purchased from Supplier, or (b) Lessor has informed or advised Lessee, in writing, either previously or by the Lease, of the following:
(i) the identity of the Supplier, (ii) that Lessee may have rights under the Supply Contract and (iii) that Lessee may contact the Supplier for a description of any such rights Lessee may have under the Supply Contract. If Lessee has entered into a written Supply Contract, then Lessee hereby assigns to Lessor all of Lessee's rights and interests in and to the Equipment and the Supply Contract. If requested by Lessor, Lessee shall obtain any consent required for such assignment. If Lessee has not entered into any such Supply Contract, Lessee authorizes Lessor to (and Lessor may at its option) act on behalf of Lessee to obtain a Supply Contract from Supplier. Lessor's sole obligation under the Supply Contract shall be to pay the Supplier for the Equipment, if (and only if) the Equipment is accepted by Lessee under the Lease, and Lessee, not Lessor, shall at all times remain liable to perform all of the duties and obligations under the Supply Contract. Lessee hereby represents and warrants that: (c) Lessee has delivered herewith a true and correct copy of the Supply Contract, neither Supplier nor Lessee is in default under the Supply Contract and it shall not be amended without Lessees prior written consent; and (d) the Supply Contract is free from all claims, security interests, liens and encumbrances, except for the interest being conveyed hereunder. Lessee shall indemnify and hold Lessor harmless with respect to any and all claims relating to the performance of Lessee's obligations under the Supply Contract.

15. MISCELLANEOUS: THIS LEASING SCHEDULE AS INCORPORATING THE TERMS OF THE AGREEMENT, TOGETHER WITH ANY APPLICABLE STIPULATED LOSS VALUE SCHEDULE, CONTAIN THE COMPLETE AGREEMENT OF THE PARTIES WITH RESPECT TO ITS SUBJECT MATTER AND SUPERSEDE AND REPLACE ANY PREVIOUSLY MADE PROPOSALS, REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Capitalized terms used herein, which are not otherwise defined herein, shall have the same meanings as set forth in the Agreement. Any amendments contained or incorporated into this Leasing Schedule, which in any way alter the terms of the Agreement, shall be effective only with respect to this Leasing Schedule and shall be ineffective with respect to any other Leasing Schedule. The Lease shall become effective at the time of Lessor's acceptance (by execution hereof) at the address set forth above, by an authorized representative of Lessor. Lessor and Lessee agree that the terms and conditions of the Agreement are hereby incorporated into this Leasing Schedule (collectively the "Lease") and made a part hereof to the same extent as if such terms and conditions were set forth in full herein. The Lease shall constitute a lease of each item of Equipment described above. If Lessee has selected either Option B or Option C, then, notwithstanding any applicable state laws to the contrary, Lessee agrees to reimburse Lessor for all reasonable attorneys' fees incurred by it incident to any action or proceeding involving the Lessee brought pursuant to the Bankruptcy Code, as amended, which are allowable under Section 506(b) thereof. In addition to the disclaimers set forth in the Lease, Lessee acknowledges that Lessor has made no representation or warranty express or implied and has provided to Lessee no information whatsoever, regarding the Equipments Year 2000 Compliance, i.e., that the Equipment is able or unable to and will or will not accurately receive, process, store, and/or provide output of date/time data relating to the twentieth and twenty-first centuries, and/or, between the years 1999 and 2000, and/or during a leap year.

SIEMENS

SIEMENS                                              Siemens Credit Corporation
                                             MASTER LOAN AND SECURITY AGREEMENT
                                                            DATED:  May 5,1999

LENDER:           SIEMENS CREDIT CORPORATION
                  991 US Highway 22
                  Bridgewater, NJ 08807-2956
                  (800) 327-4443

BORROWER:         ION NETWORKS, Inc., 21 MERIDIAN ROAD, EDISON, NJ 08820
                  -------------------------------------------------------
                         (Exact Legal Name and Address)

                    TERMS AND CONDITIONS OF MASTER AGREEMENT

1. MASTER LOAN AND SECURITY AGREEMENT: This Master Loan and Security Agreement (herein the "Master Agreement) sets forth the terms and conditions upon which Lender shall lend to Borrower and Borrower shall borrow from Lender monies for the acquisition by Borrower of items of property specified in loan schedules (herein"Loan Schedules") to be entered into from time to time. Each Loan Schedule shall incorporate the terms and conditions of the Master Agreement and each shall constitute a loan and security agreement as to the property specified in such Loan Schedule (herein "Equipment). The term "Loan Agreement" as used in this Master Agreement shall mean the applicable Loan Schedule as incorporating the terms and conditions of this Master Agreement.

2. A LOAN: Lender hereby agrees, on the terms stated in the Loan Agreement, to lend to Borrower on an agreed upon date (herein "Loan Date"), the loan amount as set forth in the Loan Schedule in immediately available funds (the "Loan"). The proceeds of the Loan shall be applied by Borrower on the Loan Date to the purchase price of the Equipment in accordance with the "Pay Proceeds Authorization" previously given by Borrower to Lender (in a form supplied by Lender). Borrowers obligation to pay the principal of and interest on the Loan shall be evidenced by its promissory note in the form supplied by Lender (the "Note"), dated the date of the Loan, payable to the order of Lender. Interest on the Loan shall accrue on the outstanding principal amounts thereof in accordance with the terms of the Note. Unless accelerated in accordance with the provisions of the Loan Agreement, the principal of and interest on the Loan shall be paid in accordance with the terms of the Note on the payment dates as set forth therein. Borrower agrees to pay on demand, as a late charge, 1.3% per month limited by the maximum rate permitted by law on all overdue

                         (CONTINUED ON FOLLOWING PAGES)
--------------------------------------------------------------------------------


IN WITNESS WHEREOF, the parties hereto have duly executed the Master Agreement as set forth below. The Master Agreement shall become effective at the time of Lender's acceptance (by execution hereof at its New Jersey address set forth above, by an authorized representative of Lender. BORROWER ACKNOWLEDGES THAT NEITHER LENDER NOR THE SUPPLIER IS AN AGENT OF THE OTHER AND NEITHER HAS AUTHORITY TO BIND THE OTHER.

SIEMENS

                                            BY EXECUTION HEREOF, THE SIGNER
                                            CERTIFIES THAT (S)HE HAS READ THE
                                            ENTIRE MASTER AGREEMENT, THAT LENDER
                                            OR ITS REPRESENTATIVES HAVE MADE NO
                                            AGREEMENTS OR REPRESENTATIONS EXCEPT
                                            AS SET FORTH HEREIN, THE LOAN
                                            SCHEDULE OR THE NOTE, AND THAT (S)HE
                                            IS DULY AUTHORIZED TO EXECUTE THE
                                            MASTER AGREEMENT ON BEHALF OF
                                            BORROWER.
ACCEPTED BY:

LESSOR:                                         LESSEE:

SIEMENS CREDIT CORPORATION                      ION NETWORKS, INC.

BY:                                    BY:         /S/ STEVE GRAY
        -----------------------                 --------------------------
         (Authorized Signature)                 (Authorized Signature)

NAME:                                  NAME:        STEVE GRAY
        -----------------------                 --------------------------
         (Printed or Typed)                     (Printed or Typed)

TITLE:                                 TITLE:         PRESIDENT
        ------------------------                --------------------------
         (Printed or Typed)                     (Printed or Typed)

DATE:                                  DATE:          5/5/99
        ------------------------                --------------------------

SIEMENS

payments under the Loan Agreement and under the Note, whether such payments are due prior to or after a Default (as hereinafter defined). All amounts payable to Lender under the Loan Agreement and under the Note shall be made not later than the date specified for payment, in lawful money of the United States of America and in immediately available funds, free and clear of and without any withholding, deduction, setoff or counterclaim. If any payment under the Loan Agreement or under the Note is due on a day when banks are required to close in New Jersey, such payment shall be due on the next succeeding business day. Except as may otherwise be provided herein or in the Note, all payments to Lender under the Loan Agreement and Note shall be paid to Lender at its address above or any other address designated by Lender in writing. All amounts paid shall be applied first, to the payment of all expenses and charges, including attorneys' fees, incurred by Lender in the protection of its rights or the pursuance of its remedies and to provide adequate indemnity to Lender against all taxes and liens which by law have, or may have, priority over the rights of Lender to any receipts or proceeds with respect to the Equipment; second, to the payment of all other costs, expenses and indemnities payable under the Loan Agreement to the extent Lender is aware of the same; third, to the payment of all interest accrued and payable with respect to the Loan; and fourth, to the payment of principal on the Loan. The Loan or any part thereof, may not be prepaid.

3. CONDITIONS PRECEDENT: The obligation of Lender to make the Loan is subject to the fulfillment of the following conditions: (a) on the Loan Date, no Default or event which with the giving of notice or lapse of time or both would constitute a Default has occurred and is continuing or would result from the performance of the Loan Agreement; (b) no material adverse change from the date of the Master Agreement shall have occurred prior to funding, in the financial condition or business operations of Borrower; (c) the Equipment shall be in good working condition; and (d) Lender shall have received from Borrower all documents requested by Lender.

4. SECURITY INTEREST: To secure all payments under the Loan Agreement and under the Note and all other obligations of Borrower to Lender under the Loan Agreement and under the Note (all hereinafter called "Obligations"), Borrower hereby grants to Lender a security interest in the Equipment, together with all accessions, attachments, replacements, substitutions, modifications and additions thereto, now or hereafter acquired, and all proceeds thereof (including insurance proceeds). Borrower agrees to execute and authorizes Lender to file with such authorities and at such locations as it may deem appropriate, any further Uniform Commercial Code financing statements relating to the Equipment and/or the Loan Agreement and Borrower agrees to reimburse Lender upon demand for all costs incurred relative thereto. In addition, Borrower hereby irrevocably appoints Lender its agent and attorney-in-fact to execute in the name of Borrower and file any Uniform Commercial Code financing statements or security agreements with respect to the Equipment in any place Lender deems necessary. Borrower also agrees that a photocopy or original of the Loan Agreement (including any addenda, attachments and amendments) may be filed by Lender as a Uniform Commercial Code financing statement.

5. REPRESENTATIONS AND WARRANTIES: Borrower represents and warrants to Lender, with respect to the Loan, as of the Loan Date that: (a) Borrower is an, entity duly organized and validly existing in good standing under the laws of the state of its organization.; (b) Borrower has full power to own its properties, to carry on its business as now being conducted and has full power to execute, deliver and perform all of its obligations under the Loan Agreement and the Note; (c) the making and performance by Borrower of the Loan Agreement and the Note have been duly authorized by all necessary action of Borrower and do not and will not violate any provision of law, statute, rule or regulation, or any judgment, franchise, permit, order, decree, ruling, writ or injunction of any court or administrative body, or of Borrower's organizational or charter documents, or the terms of any of its securities or result in the breach of, or constitute a default under, or require any consent

SIEMENS

under, any indenture, bank loan, credit agreement or other agreement or instrument to which Borrower is a party or by which Borrower or any of its property may be bound or affected; (d) except for any Uniform Commercial Code financing statement filings, fixture filings or other recordings required hereunder with respect to the Equipment and the creation of the security interests contemplated hereby, no filings, recordations, notifications, registrations, notarizations, authentications or other formalities or property, stamp or similar taxes or duties and no approvals, licenses, orders, authorizations, consents or undertakings of any governmental bodies or regulatory, supervisory authorities are necessary or appropriate in connection with the execution, delivery and performance by Borrower of the Loan Agreement or the Note or for the payment to Lender of all sums hereunder or under the Note or for the legality, validity, binding effect or enforceability hereof or thereof; (e) the Loan Agreement and the Note have been duly executed and delivered by Borrower and are legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms; (f) there are no agreements or understandings to which Borrower and Lender are parties respecting the Equipment, verbal or written, other than those expressed herein and Borrower has not created any liens or encumbrances against the Equipment, except the lien created hereby; (g) Borrower has good title to the Equipment free and clear of any liens and encumbrances except those granted to Lender hereunder, and the security interest granted to Lender herein will at all times constitute a valid, perfected and enforceable first priority security interest in favor of Lender, subject to no other security interest, mortgage, lien or encumbrance, except as may otherwise be permitted under the Loan Agreement; (h) financial statements and other related financial information furnished by Borrower upon Lender's request shall be prepared in accordance with generally accepted accounting principles consistently applied and in all material respects shall accurately present Borrower's financial position and results of its operations as of the dates given on such statements.

6. COVENANTS: Borrower hereby covenants and agrees that until satisfaction of the Obligations, it shall: (a) preserve and maintain its existence and all of its rights, privileges and franchises, and continue the conduct of its present business in an orderly, efficient and regular manner; (b) keep the Equipment free and clear of all liens, charges, encumbrances, taxes and assessments, and keep the Equipment at the Original Equipment Location as set forth on the Loan Schedule and not change the location of any item of the Equipment without the prior written consent of Lender which consent shall not be unreasonably withheld: (c) retain possession of the Equipment and not sell, exchange, assign, loan, deliver, lease, mortgage or otherwise dispose of such Equipment; not alter the Equipment: not allow the Equipment to be affixed to realty in such manner as to cause the Equipment to become a fixture: and not use, operate or locate the Equipment in any manner or area so as to cause it to be excluded from coverage by any insurance required under the Loan Agreement: (d) operate the Equipment by qualified and duly authorized personnel only, in accordance with all applicable laws and regulations, and for business purposes only and not for personal, family or household purposes, and only for its normally intended purpose; and keep the Equipment in good repair and condition, properly maintain the Equipment or cause it to be properly maintained by a fully qualified service company, and immediately notify Lender in writing of the entity maintaining the Equipment and any change of such entity. Lender shall have the right upon advance notice to inspect the Equipment and all maintenance records thereto, if any, at any reasonable time during normal business hours and to require Borrower, at Borrower's expense, to affix plates or markings on the Equipment indicating Lender's interest; (e) pay when due all license fees, charges, assessments, duties, privilege, sales, use, excise, ad valorem, intangible, stamp, property, and other similar taxes now or hereafter imposed upon or relating to the ownership, purchase, sale, use or operation of the Equipment or this transaction (exclusive of franchise taxes or taxes based upon the net income of Lender), and in the event that Lender shall pay any such taxes to reimburse Lender upon demand therefor; (f) promptly and duly execute and deliver to Lender such further documents, instruments and assurances and take such further action as Lender may from time to time reasonably request in order to carry out the intent and purpose of the Loan Agreement and to establish and protect the rights and remedies created or intended to be created in favor of Lender hereunder, including without limitation, the

SIEMENS

execution and delivery of any Uniform Commercial Code financing statements, landlord and mortgagee waivers or other documents reasonably requested by Lender; (g) furnish Lender with, and cause any guarantor of any of Borrower's Obligations (herein "Guarantor) to furnish, its annual and such interim financial statements as Lender shall request, certified and audited (if available), together with officer's certificates, opinions of counsel, resolutions and such other information and documents as Lender may reasonably request;.(h) timely file any and all tax returns and tax filings required under any governmental statute and pay and discharge, when due, all material obligations to third parties, except those obligations being contested in good faith, and for which Borrower shall have maintained, in accordance with generally accepted accounting principles, adequate reserves for the payment of the same; (i) notify Lender immediately upon receipt of notice of any lien, attachment or judicial proceeding affecting the Equipment in whole or in part; and (j) provide written notice to Lender thirty (30) days prior to any change in the name or address of Borrower, its identity or corporate structure, social security or taxpayer identification number as applicable, or discontinuance of any of its places of business, and immediately upon any Default or event which, with the lapse of time or giving of notice, would constitute a Default.

7. DISCLAIMER OF WARRANTIES; LIMITATION OF REMEDIES; LIMITATION OF LIABILITY:
THE LOAN AGREEMENT IS SOLELY A FINANCING AGREEMENT. BORROWER HAS SELECTED BOTH THE EQUIPMENT AND THE SUPPLIER (AS IDENTIFIED IN THE LOAN SCHEDULE) OF THE EQUIPMENT AND ACKNOWLEDGES THAT LENDER IS NOT THE SUPPLIER OF THE EQUIPMENT. LENDER HAS NOT MADE, DOES NOT MAKE, AND HEREBY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, RELATING TO THE EQUIPMENT, INCLUDING ALL EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY AND WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL LENDER BE LIABLE (INCLUDING WITHOUT LIMITATION, UNDER ANY THEORY IN TORTS) FOR ANY LOSS OF USE, REVENUE, ANTICIPATED PROFITS OR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE LOAN AGREEMENT OR THE USE, PERFORMANCE OR MAINTENANCE OF THE EQUIPMENT.
Borrower agrees to settle all claims relating to the Equipment directly with the manufacturer, Supplier or service company of the Equipment, as applicable, and not with Lender.

8. RISK OF LOSS; INSURANCE: (a) Borrower agrees that it shall bear all risk of loss, damage to or destruction of the Equipment. Borrower shall give Lender prompt notice of any damage to or loss of the Equipment or of any occurrence arising from the possession, use or operation of the Equipment resulting in death or bodily injury, or damage to property. In the event of damage to any item(s) of Equipment, Borrower shall immediately place such item(s) in good repair (with no abatement of payments under the Loan Agreement or under the Note), with the proceeds of any insurance recovery applied to the cost of such repair. If, however, any item(s) of Equipment shall become lost, stolen, destroyed, worn out, damaged beyond repair, condemned, confiscated, seized or requisitioned (herein "Event of Loss"), Borrower shall, at the option of Lender, either replace the same with like equipment in good repair (with no abatement of payments under the Loan Agreement or under the Note), or pay to Lender on the next scheduled payment date immediately following such Event of Loss, the remaining unpaid principal balance of the Note, all accrued but unpaid interest thereon, plus all other amounts due from Borrower under the Loan Agreement, whereupon the Loan Agreement shall terminate.

         (b) Until satisfaction by Borrower of the Obligations, Borrower, at its expense, shall maintain comprehensive general liability insurance, and "fire and allied perils" and "all risks" property insurance covering the Equipment (as primary insurance for Borrower and Lender), both in such amounts as Lender shall require, except that such property insurance shall be in an amount at least equal to the remaining unpaid principal balance

SIEMENS

of the Note, and such insurance shall be placed with carriers acceptable to Lender. The liability insurance policy shall name Lender (and any assignee of Lender) as additional insured(s) and the property insurance policy shall name Lender (and any assignee of Lender) as loss payee(s) to the extent its interest(s) may appear, and both policies shall provide that they may not be canceled or altered without at least thirty (30) days prior written notice to Lender (and any assignee of Lender). Borrower irrevocably appoints Lender its agent and attorney-in-fact for the purpose of adjusting and settling any property insurance hereunder and endorsing in Borrower's name any instruments or payments received in respect thereof. Borrower shall furnish to Lender, prior to the Loan Date, a certificate of insurance that such coverage is in effect, however, Lender shall be under no duty either to ascertain the existence of or to examine such insurance policies or to advise Borrower in the event that such insurance coverage does not comply with the requirements hereof.

9. DEFAULT AND REMEDIES: (a) Any of the following shall constitute a default by Borrower hereunder (herein "Default"): (i) failure by Borrower to pay any amounts under the Loan Agreement or Note thereto when due and such remains unremedied for a period of ten (10) days from the due date; or (ii) failure of Borrower to comply with any provisions or perform any of its obligations arising under the Loan Agreement or under any other documents or agreements related hereto and such remains unremedied by Borrower for a period of twenty (20) days; or (iii) any representations or warranties made or given by Borrower in connection with the Loan Agreement or any other document or agreement related hereto were false or misleading in a material way when made; or (iv) subjection of the Equipment to levy or execution or other judicial process which is not or cannot be removed within thirty (30) days from the subjection thereof; or the imposition of any unauthorized lien on or transfer of the Equipment by or through Borrower; or (v) commencement of any insolvency, bankruptcy or similar proceedings by or against Borrower or any Guarantor, including any assignment by Borrower or any Guarantor for the benefit of creditors, and in the case of any such involuntary proceedings, such is not dismissed within thirty (30) days of institution; or the inability of Borrower to generally pay its debts as they become due; or a material adverse change from the date of the Master Agreement in the financial condition or business operations of Borrower; or (vi) any act of Borrower which imperils the value of the Equipment or the prospect of full performance of the Obligations, including but not limited to the liquidation or dissolution of Borrower or the commencement of any acts relative thereto, or without the prior written consent of Lender, any sale or other disposition of all or substantially all of the assets of Borrower, or any merger or consolidation of Borrower unless Borrower is the surviving entity, or the cessation of business by Borrower; or (vii) a default by Borrower under any Loan Agreement or other agreement or note with Lender or any assignee of the Loan Agreement and/or Note; or under any agreement with any other party that in Lender's sole opinion is a material agreement; or (viii) the death or dissolution of Borrower or of any Guarantor, the withdrawal of any partner if Borrower is a partnership, or the inability of Borrower or of any Guarantor hereunder to perform any of the obligations contained in the Loan Agreement or in any applicable guaranty.

(b) Upon any Default, Lender may exercise any one or more of the following remedies (which remedies shall be cumulative to the extent permitted by law):
(i) terminate any obligation by Lender to lend monies under the Loan Agreement or under any other agreement related thereto; (ii) declare the remaining unpaid principal balance of the Note, plus all accrued but unpaid interest thereon, plus all other amounts due from Borrower under the Loan Agreement, immediately due and payable in full without notice or demand, whereupon such shall become immediately due and payable; (iii) secure peaceable repossession and removal of the Equipment by Lender or its agent without judicial process; (iv) demand and Borrower shall at its own risk and expense immediately return the Equipment to Lender, packed for shipment in accordance with manufacturer's specifications and eligible for manufacturer's maintenance, freight prepaid and insured, to such location as Lender shall designate; (v) sell, lease or otherwise dispose of the Equipment at public or private sale without advertisement or notice except that required by law, upon such terms and at such place as Lender may deem advisable and Lender may be the

SIEMENS

purchaser at any such sale: (vi) demand and Borrower shall pay exercise all expenses in connection with the Equipment relating to its retaking, refurbishing, selling or the like: (vii) exercise any other right or remedy which may be available to it under the Uniform Commercial Code or any other applicable law. Any proceeds received from Borrower or net proceeds received with respect to disposition of the Equipment, shall be applied by Lender to the Obligations, in the order of application as Lender shall elect.

10. INDEMNIFICATION: Borrower hereby indemnifies and agrees to hold Lender, its employees, officers, directors and agents harmless from and against any and all losses, claims, suits, damages, expenses and liabilities (including negligence, tort and strict liability), together with reasonable attorneys' fees, caused by, arising from, or related to, the manufacture, purchase, ownership, maintenance, modification, delivery, installation, possession, condition, use, acceptance, rejection, operation, disposition or return of the Equipment.

11. NOTICES; CHANGES: Notices, requests or other communications required hereunder to be sent to either party shall be in writing and shall be (a) by United States first class mail, postage prepaid, and addressed to the other party at the address set forth above (or to such other address as such party shall have designated by proper notice) or (b) by personal delivery. Borrower consents to service of process by certified mail at its address above (or to such other address as Borrower shall have designated by proper notice) in connection with any legal action brought by Lender. Borrower authorizes Lender to fill in descriptive material in the Loan Agreement (including serial numbers) and to correct any patent errors in the Loan Agreement or the Note.

12. MISCELLANEOUS: THE LOAN AGREEMENT AND NOTE CONTAIN THE COMPLETE AGREEMENT OF THE PARTIES WITH RESPECT TO ITS SUBJECT MATTER AND SUPERSEDE AND REPLACE ANY PREVIOUSLY MADE PROPOSALS, REPRESENTATIONS, WARRANTIES OR AGREEMENTS. LENDER MAY ASSIGN OR TRANSFER THE LOAN AGREEMENT, THE NOTE AND/OR LENDER'S INTEREST IN THE EQUIPMENT WITHOUT NOTICE TO
BORROWER. Any assignee of Lender shall have all of the rights but none of the obligations of Lender under the Loan Agreement and Note, and BORROWER AGREES THAT IT WILL NOT ASSERT AGAINST ANY ASSIGNEE OF LENDER ANY DEFENSE, COUNTERCLAIM OR OFFSET THAT BORROWER MAY HAVE AGAINST LENDER. BORROWER SHALL NOT ASSIGN OR IN ANY WAY DISPOSE OF ALL OR ANY PART OF THE EQUIPMENT OR ITS RIGHTS OR OBLIGATIONS UNDER THE LOAN AGREEMENT AND THE NOTE WITHOUT THE PRIOR WRITTEN CONSENT OF LENDER. The Loan Agreement and the Note shall be binding upon and inure to the benefit of the parties hereto, their legal representatives, permitted successors and assigns. THE PARTIES HERETO WAIVE ALL RIGHTS TO A JURY TRIAL IN ANY LITIGATION ARISING FROM OR RELATED IN ANY WAY TO THE LOAN AGREEMENT, NOTE OR THE TRANSACTION CONTEMPLATED HEREBY. No amendment under the Loan Agreement shall be effective unless in writing signed by the parties hereto and no waiver under the Loan Agreement shall be effective unless in writing, signed by the party to be charged. No failure to exercise, no delay in exercising, and no single or partial exercise on the part of Lender of any right, remedy, or power under the Loan Agreement, shall operate as a waiver thereof or preclude Lender from exercising any other right, remedy or power under the Loan Agreement. Any provision of the Loan Agreement or the Note which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, without invalidating the remaining provisions of the Loan Agreement or of the Note. The Loan Agreement, the Note and all related documents, including (a) amendments, addenda, consents, waivers and modifications which may be executed contemporaneously or subsequently herewith, (b) documents received by Lender from Borrower, and (c) financial statements, certificates and other information previously or subsequently furnished to Lender, may be reproduced by Lender by any photographic, photostatic, microfilm, micro-card, miniature photographic, compact disk reproduction or other similar process and Lender may destroy any original document so reproduced.

SIEMENS

Borrower waives all right to object to the admissibility of such reproduction and stipulates that any such reproduction shall, to the extent permitted by law, be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original itself is in existence and whether or not the reproduction was made by Lender in the regular course of business) and that any enlargement, facsimile or further reproduction of the reproduction shall likewise be admissible in evidence. No action regardless of form arising out of the Loan Agreement or the Note may be brought by Borrower more than two (2) years after the cause of action has accrued. The representations, warranties, obligations and indemnities of the Borrower under the Loan Agreement shall survive the termination of the Loan Agreement to the extent required for their full observance and performance. The obligations of each co-maker (if any) of the Loan Agreement or the Note shall be primary, joint and several. In the event Borrower fails to meet any obligations of it hereunder. Lender may at its option satisfy such obligation and Borrower shall reimburse Lender on demand therefore. In the event that legal or other action is required to enforce Lender's rights under the Loan Agreement or under the Note (including but not limited to the exercise of remedies hereunder). Borrower agrees to reimburse Lender on demand for its reasonable attorneys' fees and its other related costs and expenses. Notwithstanding any applicable state laws to the contrary, Borrower agrees to reimburse Lender for all reasonable attorneys' fees incurred by it incident to any action or proceeding involving the Borrower brought pursuant to the Bankruptcy Code, as amended, which are allowable under
Section 506(b) thereof. The captions in the Loan Agreement are for convenience only and shall not define or limit any of the same therein. THE LOAN AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW JERSEY WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF.

SIEMENS

SIEMENS                                               SIEMENS CREDIT CORPORATION
                                                           PROMISSORY NOTE #:  1
                                           TO LOAN SCHEDULE #:   759-0001448-000
                         TO MASTER LOAN AND SECURITY AGREEMENT DATED: May 5,1999
--------------------------------------------------------------------------------

U.S. $3000,000.00                PROMISSORY NOTE

   (Date of Note)                                                ---------------

                                                         BRIDGEWATER, NEW JERSEY
                                                       -------------------------

The undersigned, organized and validly existing under the laws of its state of organization, for value received, hereby unconditionally promises to pay to the order of SIEMENS CREDIT CORPORATION (the "Payee") at 991 U.S. Highway 22, Bridgewater, NJ 08807-2956 in lawful money of the United States of America and in immediately available funds, the principal amount of U.S. Three hundred Thousand Dollars, with interest (based on a year of 360 days and 30 day months) at a per annum rate of Eight and Forty Seven Hundredths percent ( 8.47%) on the principal amount hereof remaining from time to time unpaid, such principal and interest to be paid in consecutive monthly installments of $9,465.00 each, beginning on the first day of the month following execution of this document and on the same day of each consecutive month thereafter until fully paid. A copy of the Loan amortization schedule is attached hereto as Exhibit A and made a part hereof.

This Note evidences a Loan by the Payee to the undersigned pursuant to the Loan
Schedule indicated above (as incorporating the terms of the Master Agreement above) between the undersigned and the Payee (the "Loan Agreement") as from time to time may be amended, restated, replaced, supplemented, substituted for or renewed, and the holder of this Note is entitled to the benefits thereof, including without limitation, the security interest in the Equipment granted therein. Capitalized terms used herein and not otherwise defined herein shall have the same meaning as in the Loan Agreement.

The principal hereof and accrued interest hereon shall become forthwith due and payable as provided in the Loan Agreement. Payments hereunder not made when due shall accrue late charges as provided in the Loan Agreement.
This Note may not be prepaid in whole or in part.

All payments made pursuant to the terms of this Note shall be made free and clear of, and without deduction for, withholding, setoff or counterclaim of any kind.

The undersigned hereby promises to pay all costs and expenses, including but not limited to reasonable attorneys' fees which may be incurred in connection with the enforcement and/or collection of this Note.

Neither the failure on the part of the holder of this Note in exercising any right or remedy nor any single or partial exercise or the exercise of any other right or remedy shall operate as any waiver. No amendment hereunder shall be effective unless in writing signed by the undersigned and holder of this Note and no waiver hereunder shall be effective unless in writing, signed by the party to be charged. The undersigned hereby waives demand for payment, presentment, protest and notice of any kind in connection with the delivery, acceptance, performance, default or enforcement of this Note and hereby consents to any extensions of time, renewals, releases of any party to this Note, waivers or modifications that may be granted or consented to by the holder of this Note in respect of the time of payment or any other matter.

SIEMENS

Anything in this Note to the contrary notwithstanding, in the event that any payment of interest hereunder shall exceed the legal limit, such amount in excess of such limit shall be deemed a payment of principal hereunder.

The undersigned authorizes the Payee to insert above as the date of the Note, the date on which the Payee disburses funds pursuant to the Loan Agreement.

THE NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW JERSEY, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF.

MAKER WAIVES ALL RIGHTS TO A JURY TRIAL IN ANY LITIGATION ARISING FROM OR RELATED IN ANY WAY TO THIS NOTE OR THE TRANSACTION CONTEMPLATED HEREBY.

--------------------------------------------------------------------------------


IN WITNESS WHEREOF, the undersigned has caused this Note to be executed by its authorized representative, who certifies that (s)he has all necessary authority on behalf of the undersigned to execute this Note and bind it to the terms hereof.

                                            ION Networks, Inc.
                                            (Exact Legal Name of Borrower)

                                            BY:      /s/ Steve Gray
                                                 -------------------------------
                                                  (Authorized Signature)

                                            NAME:    Steve Gray
                                                  ------------------------------
                                                   (Printed or Typed)

                                            TITLE:  President
                                                  ------------------------------

SIEMENS

SIEMENS                                               SIEMENS CREDIT CORPORATION
                                                                   LOAN SCHEDULE
                                                               #:759-0001448-000

LENDER:  SIEMENS CREDIT CORPORATION         BORROWER:  ION NETWORKS, INC.
         991 U.S. Highway 22                         -------------------------
         Bridgewater, NJ 08807-2956                    (herein "Borrower")
         (800) 327-4443                                21 Meridian Road
                                                     -------------------------
                                                             (Address)
                                                       Edison, NJ 08820
                                                     -------------------------
                                                         (City, State, Zip)


LOAN SCHEDULE #759-0001448-000, to that certain Master Loan and Security Agreement dated May 5, 1999 (herein "Master Agreement"), between Lender and Borrower.

1. EQUIPMENT DESCRIPTION (including related items): Computer Hardware and Software Equipment; and Office Furniture as described in the attached Sheets and a right to use license for any software related thereto and related documentation.

2.       SUPPLIER: ION NETWORKS

                                   $275,065.25  Equipment
                                     24,934.75  Office Furniture
3.       LOAN AMOUNT:              $ 300,000.00 Total Loan Amount
                                     ----------------------------

4. ORIGINAL EQUIPMENT LOCATION (if different from Borrowees address above):

                           (CONTINUED ON REVERSE SIDE)
--------------------------------------------------------------------------------


IN WITNESS WHEREOF, the parties hereto have duly executed the Loan Agreement as of the dates set forth below. The Loan Agreement shall become effective at the time of Lender's acceptance (by execution hereof) at the address set forth above, by an authorized representative of Lender and, for all purposes hereof, the date of the Loan Agreement shall be the date of Lender's acceptance as set forth below. BORROWER ACKNOWLEDGES THAT NEITHER LENDER NOR THE SUPPLIER IS AN AGENT OR REPRESENTATIVE OF THE OTHER AND NEITHER HAS AUTHORITY TO BIND THE OTHER.

                                            BY EXECUTION HEREOF, THE SIGNER
                                            CERTIFIES THAT (S)HE HAS READ THE
                                            ENTIRE LOAN AGREEMENT, THAT LENDER
                                            OR ITS REPRESENTATIVES HAVE MADE NO
                                            AGREEMENTS OR REPRESENTATIONS EXCEPT
                                            AS SET FORTH HEREIN, IN THE MASTER
                                            AGREEMENT, OR NOTE, AND THAT (S)HE
                                            IS DULY AUTHORIZED TO EXECUTE THE
                                            LOAN AGREEMENT ON BEHALF OF
                                            BORROWER.

ACCEPTED BY:

SIEMENS CREDIT CORPORATION                      ION NETWORKS, INC.
                                            ------------------------------------

SIEMENS

BY:      /s/ John Unkles                 BY:       /s/ Steve Gray
       ----------------------------              --------------------------
         (Authorized Signature)                   (Authorized Signature)

NAME:   John Unkles                      NAME:       Steve Gray
         ---------------------------             --------------------------
          (Printed or Typed)                       (Printed or Typed)

TITLE:   Credit Mgr.                     TITLE:      President
         ---------------------------             --------------------------
        (Printed or Typed)                       (Printed or Typed)

DATE:     5/7/99                         DATE:    5/5/99
         ---------------------------             --------------------------

SIEMENS

5. DEFINITIONS: Capitalized terms herein, which are not otherwise defined herein, shall have the same meanings set forth in the Master Agreement.

6. TERMS OF SCHEDULE: Lender and Borrower agree that the terms and conditions of the Master Agreement are hereby incorporated into this Loan Schedule (collectively the "Loan Agreement) and made a part hereof to the same extent as if such terms and conditions were set forth in full herein. The Loan Agreement shall constitute a secured financing with respect to each item of Equipment described above. THIS LOAN SCHEDULE, AS INCORPORATING THE TERMS OF THE MASTER AGREEMENT, (ALONG WITH THE NOTE), CONTAINS THE COMPLETE AGREEMENT OF THE PARTIES WITH RESPECT TO ITS SUBJECT MATTER AND SUPERSEDES AND REPLACES ANY PREVIOUSLY MADE PROPOSALS, REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

7. AMENDMENTS: Any amendments to or incorporated into this Loan Schedule, which in any way alter the terms of the Master Agreement, shall be effective only with respect to this Loan Schedule and shall be ineffective with respect to any other Loan Schedule.

SIEMENS

SIEMENS                                               Siemens Credit Corporation
                                                MASTER EQUIPMENT LEASE AGREEMENT
                                                         DATED:  June 10,1999
--------------------------------------------------------------------------------

LESSOR:   SIEMENS CREDIT CORPORATION     LESSEE:  ION Networks, Inc.
          991 US Highway 22                       ----------------------
          Bridgewater, NJ 08807-2956              (herein "Lessee")
          (800) 327-4443                          21 Meridian Road
                                                  -----------------------
                                                        (Address)
                                                  Edison, NJ  08820
                                                  -----------------------
                                                    City, State, Zip)

                TERMS AND CONDITIONS OF AGREEMENT

1. MASTER LEASE: This master Equipment Lease Agreement (herein "Agreement") sets forth the basic terms and conditions upon which Lessor shall lease to Lessee and Lessee shall lease from Lessor items of property specified in leasing schedules (herein "Leasing Schedules") to be entered into from time to time. Each Leasing Schedule shall incorporate the terms and conditions of the Agreement and shall constitute a lease as to the property specified in such Leasing Schedule (herein "Equipment"). The term "Lease" as used in the Agreement shall mean the applicable Leasing Schedule as incorporating the terms and conditions of the Agreement. The Agreement shall become effective at the time of Lessor's acceptance (by execution hereof at its New Jersey address set forth above, by an authorized representative of Lessor.

2. TERM AND LEASE PAYMENTS: The lease term of the Equipment shall be for the period specified in the Leasing Schedule (herein "Lease Term"). The Lease Term shall commence upon the commencement date specified in the Leasing Schedule (herein "Commencement Date") and thereupon Lessee, upon request by Lessor, agrees to execute and deliver to Lessor a delivery and acceptance certificate in the form supplied by Lessor. For the Lease Term, Lessee agrees to pay to Lessor the number of lease payments specified in the Leasing Schedule, each in the amount specified in the Leasing Schedule (herein "Lease Payments") for the payment periods specified in the Leasing Schedule (herein "Payment Periods"), including any Advance Lease Payments specified in the Leasing Schedule, with the first Lease Payment being due on the Commencement Date (or if "Interim Rent" is applicable as indicated on the Leasing Schedule, then on the first day of the month immediately following the Commencement Date ("First Regular Payment Date")), and the remaining Lease Payments on the same day of each consecutive Payment Period thereafter for the duration of the Lease Term. If Interim Rent is applicable, in addition to the foregoing, for the period from the Commencement Date to the First Regular Payment Date ("Interim Period"), Lessee shall pay to Lessor Rent in the amount set forth in the Leasing Schedule and such amount shall be due and payable on the tenth day following the Commencement Date (and the Stipulated Loss Value Schedule to the Lease, if any, shall be construed so that the column tided "Month of Lease Term" shall mean - month of Lease Term beginning with the First Regular Payment Date, except that month "1" shall also include the Interim Period). Any Advance Lease Payments (unless otherwise specified in the Leasing Schedule) will be applied upon the effective date of the Lease to the first regular Lease Payment, then to the remaining Lease Payments in reverse order. Lessee agrees to pay on demand, as a late charge, 1.3% per month, limited by the maximum rate permitted by law, on all overdue amounts (including accelerated balances) under the Lease, whether such amounts are due prior to or after a Default (as hereinafter defined). All payments provided for in the Lease shall be payable at the office of Lessor set forth above, or at any other place designated by Lessor. The Lease is a net lease and Lessee shall not be entitled to any abatement of, reduction of, or setoff against Lease Payments for any reason whatsoever. The Lease may not be terminated or canceled for any reason whatsoever, except as expressly provided in the Lease. No amounts under the Lease may be prepaid.

                         (CONTINUED ON FOLLOWING PAGES)

SIEMENS

IN WITNESS WHEREOF, the parties hereto have duly executed the Agreement as set forth below. Lessee acknowledges that no amendment to any Leasing Schedule or the Agreement shall be effective unless in writing signed by the parties hereto.

                                   BY EXECUTION HEREOF, THE SIGNER CERTIFIES
                                   THAT (S)HE HAS READ THE ENTIRE AGREEMENT,
                                   THAT LESSOR OR ITS REPRESENTATIVES HAVE MADE
                                   NO AGREEMENTS OR REPRESENTATIONS EXCEPT AS
                                   SET FORTH HEREIN OR IN THE LEASING SCHEDULE
                                   AND THAT (S)HE IS DULY AUTHORIZED TO EXECUTE
                                   THE AGREEMENT ON BEHALF OF LESSEE ACCEPTED
                                   BY:

LESSOR:                                LESSEE:

SIEMENS CREDIT CORPORATION             ION NETWORKS, INC.

BY:                                    BY:    /s/ Mark A. Simmons
         ------------------------           -------------------------
          (Authorized Signature)            (Authorized Signature)

NAME:                                  NAME:      Mark A. Simmons
         ------------------------           -------------------------
          (Printed or Typed)                    (Printed or Typed)

TITLE:                                 TITLE:  Chief Financial Officer
         ------------------------           --------------------------
          (Printed or Typed)                    (Printed or Typed)

DATE:                                  DATE:       6/17/99
         ------------------------           --------------------------

SIEMENS

3. DISCLAIMER OF WARRANTIES; LIMITATION OF REMEDY; LIMITATION OF LIABILITY:
Lessee has selected both the Equipment and the supplier (identified in the Leasing Schedule, herein "Supplier") from whom at Lessee's request Lessor agrees to purchase the Equipment. LESSEE ACKNOWLEDGES THAT LESSOR HAS NO SPECIAL FAMILIARITY OR EXPERTISE WITH RESPECT TO THE EQUIPMENT. LESSEE AGREES THAT THE EQUIPMENT LEASED UNDER THE LEASE IS LEASED "AS IS", AND IS OF A SIZE, DESIGN AND CAPACITY SELECTED BY LESSEE AND THAT LESSEE IS SATISFIED THAT THE SAME IS SUITABLE FOR LESSEE'S PURPOSES, AND THAT EXCEPT AS MAY OTHERWISE BE SPECIFICALLY PROVIDED HEREIN OR IN THE LEASING SCHEDULE, LESSOR HAS MADE NO REPRESENTATION OR WARRANTY AS TO ANY MATTER WHATSOEVER. LESSOR DISCLAIMS, AND LESSEE HEREBY EXPRESSLY WAIVES AS TO LESSOR, ALL WARRANTIES WITH RESPECT TO THE EQUIPMENT INCLUDING BUT NOT LIMITED TO ALL EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, QUALITY, CAPACITY, OR WORKMANSHIP, ALL EXPRESS OR IMPLIED WARRANTIES AGAINST PATENT INFRINGEMENTS OR DEFECTS, WHETHER HIDDEN OR APPARENT, AND ALL EXPRESS OR IMPLIED WARRANTIES WITH RESPECT TO COMPLIANCE OF THE EQUIPMENT WITH THE REQUIREMENTS OF ANY LAW, REGULATION, SPECIFICATION OR CONTRACT RELATIVE THERETO. IN NO EVENT SHALL LESSOR BE LIABLE (INCLUDING WITHOUT LIMITATION, UNDER ANY THEORY IN TORTS) FOR ANY LOSS OF USE, REVENUE, ANTICIPATED PROFITS OR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE LEASE OR THE USE, PERFORMANCE OR MAINTENANCE OF THE EQUIPMENT. If the Equipment is, not properly installed, does not operate as represented or warranted by the Supplier, manufacturer and/or service company or is unsatisfactory for any reason, Lessee shall make any claim on account thereof solely against the Supplier, manufacturer and/or service company and shall, nevertheless, pay Lessor all amounts payable under the Lease and shall not set up against Lessee's obligations any such claims as a defense, counterclaim, deduction, setoff or otherwise. For the Lease Term, for so long as no Default (as hereinafter defined) has occurred and is continuing, Lessor assigns to Lessee (to the extent permitted by law) any right Lessor may have against the Supplier (under a "Supply Contract", as defined in the Leasing Schedule), manufacturer and/or service company to enforce, at Lessee's expense (if any), any product warranties with respect to the Equipment, provided however, that Lessee shall indemnify and defend Lessor from and against all claims, expenses, damages, losses and liabilities incurred or suffered by Lessor in connection with any such action taken. TO THE EXTENT PERMITTED BY LAW, LESSEE HEREBY WAIVES ANY AND ALL RIGHTS AND REMEDIES LESSEE MAY HAVE UNDER ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE.

4. TITLE; IDENTIFICATION; PERSONAL PROPERTY: Lessee acknowledges that subject to the provisions of Section 12 of the Leasing Schedule, title to the Equipment shall at all times be vested in Lessor, and no right, title or interest in the Equipment shall pass to Lessee other than, conditioned upon Lessee's compliance with and fulfillment of the terms and conditions of the Lease, the right to possess and use the Equipment for the full Lease Term. Lessee agrees not to sell, assign, sublet, pledge, or otherwise encumber any interest in the Lease or the Equipment and agrees to keep the same free from any lien, encumbrance, right of distraint or any other claim which may be asserted by any third party. Lessee shall immediately notify Lessor in writing of any tax or other liens attaching to the Equipment. Lessor may require plates or markings to be affixed to or placed on the Equipment indicating Lessor's interest. Lessor and Lessee hereby confirm their intent that the Equipment always remain and be deemed personal property even though the Equipment may hereafter become attached or affixed to realty. Lessee shall obtain all such waivers as Lessor may reasonably require to

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acknowledge Lessors title to and assure Lessor's right to remove the Equipment, including any landlord and mortgagee waivers.

5. PAYMENT OF TAXES; GENERAL INDEMNIFICATION: Lessee shall pay promptly to Lessor when due, all taxes, fees and assessments, including but not limited to, all license and registration fees, sales, use, property, gross receipts, excise, transaction, ad valorem, privilege, intangible, stamp or other taxes or charges, together with any fines, penalties or interest thereon (unless such fines, penalties or interest arise solely from Lessor's gross negligence or willful misconduct) now or hereafter imposed by any governmental body, upon or with respect to, any of the Equipment or the use, possession, ownership, leasing, operation, delivery or return thereof (excluding, however, franchise taxes and any taxes based on the net income of Lessor). Any fees, taxes or other amounts paid by Lessor upon failure of Lessee to make such payments set forth in this
Section 5 shall be payable upon demand from Lessee to Lessor. Lessee agrees to indemnify and hold Lessor harmless from and against any and all claims, losses, damages, penalties, actions, suits and liabilities (including negligence, tort and strict liability), together with all reasonable legal costs and expenses in connection therewith incurred by Lessor which result from, or relate to, the manufacture, purchase, ownership, maintenance, modification, delivery, installation, possession. condition, use, acceptance, rejection, operation or return of the Equipment.

6. INSTALLATION AND DELIVERY: Lessee shall provide a suitable installation environment for the Equipment as specified in the applicable manufacturer's or Supplier's manuals, and except as otherwise specified by the manufacturer or Supplier, furnish all labor required for unpacking and placing each item of Equipment in the desired location. Lessee shall also be responsible for any delivery, rigging, destination and installation charges charged by the manufacturer or Supplier with respect to the Equipment.

7. OPERATION; USE; INSPECTION: For the full Lease Term, Lessee shall operate the Equipment in accordance with all applicable manufacturer and Supplier manuals or instructions by fully qualified and duly authorized personnel only, in accordance with all applicable laws and regulations. For said Lease Term, Lessee shall properly maintain the Equipment, or cause it to be properly maintained, by a fully qualified service company, and shall immediately notify Lessor in writing of the entity maintaining the Equipment and of any change of such entity. Such maintenance shall be performed in accordance with all requirements necessary to enforce all product warranty rights. All operating and maintenance costs with respect to the Equipment shall be borne by Lessee. Lessee shall not:
(a) use, operate or locate the Equipment in any manner or area so as to cause it to be excluded from coverage by any insurance required under the Lease; (b) abandon the Equipment or, without prior written notice to Lessor, take the Equipment out of use; (c) alter the Equipment; (d) permit the Equipment to be removed from the equipment location specified in the Leasing Schedule (herein "Equipment Location"), or any subsequent location, without the prior written consent of Lessor, which consent shall not be unreasonably withheld or (e) without the prior written consent of Lessor, affix or install any accessory, equipment or device on any item of Equipment if such (i) is not readily removable, or (ii) will impair the value or the originally intended function or use of such Equipment. All additions, repairs, parts, accessories, equipment and devices attached or affixed to any item of Equipment which are not readily removable, shall become the property of Lessor and part of the Equipment for all purposes hereof. Lessor shall have the right from time to time during normal business hours to enter upon the Equipment Location or elsewhere for the purpose of confirming the existence, condition or proper maintenance of the Equipment.

8. RISK OF LOSS; INSURANCE: (a) Lessee agrees that it shall bear all risk of loss, damage to or destruction of the Equipment. Lessee shall give Lessor prompt notice of any damage to or loss of any Equipment or of any occurrence arising from the possession, use or operation of the Equipment resulting in death or bodily injury, or damage to property. In the event of damage to any item(s) of Equipment, Lessee shall immediately

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place such item(s) in good repair (with no abatement of Lease Payments), with the proceeds of any insurance recovery applied to the cost of such repair. Should any item(s) of Equipment become ; lost, stolen, destroyed, worn out, damaged beyond repair, condemned, confiscated, seized or requisitioned (herein "Event of Loss"), Lessee shall, at the option of Lessor, either (i) replace the same with like equipment in good repair (with no abatement of Lease Payments), or (ii) in the event Option A of Section 12 of the applicable Leasing Schedule has been selected ("Option A"), pay to Lessor on the lease payment date immediately following such Event of Loss (herein "Loss Payment Date"), the pro rata portion relating to such item(s) of the greater of (A) the Fair Market Value (as defined in Option A) of the Equipment calculated as of the lease payment date immediately prior to such Event of Loss, or (B) the stipulated loss value of the Equipment as set forth in the schedule to the Lease and made a part thereof ("Stipulated Loss Value") calculated for the Payment Period immediately preceding the Loss Payment Date, plus all Lease and other payments due but unpaid as of the day immediately preceding the Loss Payment Date relating to such item(s), whereupon the Lease shall terminate as to such item(s) and Lessor shall adjust the remaining Lease Payments and Stipulated Loss Value Schedule accordingly, or if Option B or Option C of Section 12 of the applicable Leasing Schedule has been selected ("Option B" or "Option C", as applicable), pay to Lessor on the lease payment date immediately following such Event of Loss, the pro rata portion relating to such item(s) of the sum of (A) the remaining Lease Payments for the balance of the Lease Term and (B) the purchase option price specified in Option B or Option C, as applicable (herein "Purchase Option Price"), such sum discounted at the per annum rate implicit in the Lease assuming exercise by Lessee of such purchase option (herein"Lease Rate"), plus any other payments due from Lessee to Lessor with respect to such item(s), whereupon the Lease shall terminate as to such item(s) and Lessor shall adjust the remaining Lease Payments and Purchase Option Price accordingly.

(b) For the full Lease Term, Lessee, at its expense, shall maintain comprehensive general liability insurance, and "fire and allied perils" and "all risks" property insurance with respect to the Equipment (as primary insurance for Lessee and Lessor), both in such amounts as Lessor shall require, except that such property insurance shall be in an amount at least equal to the full replacement value of the Equipment or, if Option A was selected, the applicable Stipulated Loss Value thereof, if greater: and such insurance shall be placed with carriers acceptable to Lessor. The liability insurance policy shall name Lessor as additional insured and the property insurance policy shall name Lessor as loss payee to the extent its interest may appear, and both policies shall provide that they may not be canceled or altered without at least thirty (30) days prior written notice to Lessor. Lessee irrevocably appoints Lessor its agent and attorney-in-fact for the purpose of adjusting and settling any property insurance hereunder and endorsing in Lessee's name any instruments or payments received in respect thereof. Lessee shall furnish to Lessor within thirty (30) days (or sooner if requested by Lessor) of delivery of the Equipment, a certificate of insurance that such coverage is in effect, however, Lessor shall be under no duty either to ascertain the existence of or to examine such insurance policies or to advise Lessee in the event that such insurance coverage does not comply with the requirements hereof. If Lessee fails to provide Lessor appropriate evidence of property insurance as required hereunder, Lessor shall have the right, but not the obligation, to obtain property insurance covering its interest in the Equipment from an insurer of its choice ("Insurer"), including an affiliate. Lessor may add the costs of acquiring and maintaining such insurance and fees for its services in placing and maintaining such insurance (collectively, "Insurance Charge") to the amounts due from Lessee under the Lease. Lessee shall pay such Insurance Charge in equal installments allocated to the remaining Lease Payments (plus interest on such allocation at 1.3% per month). In the event that Lessor purchases such insurance, Lessee shall cooperate with Lessor's insurance agent with respect to the placement of insurance and the processing of claims. Nothing in the Lease shall create an insurance relationship of any type between Lessor (including its Insurer and agents), and Lessee. Lessee acknowledges that Lessor is not required to secure or maintain any such insurance, and Lessor shall have no liability to Lessee if Lessor terminates any insurance coverage arranged hereunder. If

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Lessor replaces or renews any such insurance coverage, Lessor shall not be obligated to provide replacement or renewal coverage under the same terms, costs, limits, or conditions as previously in affect.

9. DEFAULT AND REMEDIES: (a) Any of the following shall constitute a default by Lessee under the Lease (herein "Default"): (i) failure by Lessee to pay any amounts under the Lease when due and such remains unremedied for a period of ten
(10) days from the due date; or (ii) failure by Lessee to comply with any provisions or perform any of its obligations arising under the Lease or under any other documents or agreements relating to the Lease, and such remains unremedied by Lessee for a period of twenty (20) days; or (iii) any representations or warranties made or given by Lessee in connection with the Lease or the Agreement, or any other document or agreement relating to the Lease or the Agreement, were false or misleading in a material way when made; or (iv) subjection of the Equipment to levy or execution or other judicial process which is not or cannot be removed within thirty (30) days from the subjection thereof; or the imposition of any unauthorized lien on or transfer of the Equipment by or through Lessee; or (v) commencement of any insolvency, bankruptcy or similar proceedings by or against Lessee or any guarantor of any of Lessee's obligations under the Lease (herein "Guarantee"), including any assignment by Lessee or any Guarantor for the benefit of creditors, and in the case of any such involuntary proceedings, such is not dismissed within (30) days of institution; or the inability of Lessee to generally pay its debt as they become due; or (vi) any material adverse change from the date of the Leasing Schedule in Lessee's or Guarantor's business operations or financial condition, or any act of Lessee which imperils the value of the Equipment or the prospect of full performance of Lessee's obligations under the Lease, including but not limited to the liquidation or dissolution of Lessee or the commencement of any acts relative thereto, or without the prior written consent of Lessor, any sale or other disposition of all or substantially all of the assets of Lessee, or any merger or consolidation of Lessee unless Lessee is the surviving entity and Lessee's tangible net worth, after giving effect to such transaction. equals or exceeds that which existed prior thereto, or the cessation of business by Lessee; or
(vii) a default by Lessee under any Lease or other agreement or note with Lessor, or with any assignee of the Lease; or under any agreement with any other party that in Lessor's sole opinion is a material agreement; or (viii) the death or dissolution of Lessee or of any Guarantor, the withdrawal of any partner of Lessee if Lessee is a partnership, or the inability of Lessee or of any Guarantor of the Lease to perform any of the obligations contained in the Lease or in any applicable guaranty.

(b) Upon any Default, Lessor may exercise any one or more of the following remedies (which remedies shall be cumulative to the extent permitted by law):
(i) terminate the Lease; (ii) secure peaceable repossession and removal of the Equipment by Lessor or its agent without judicial process; (iii) demand and Lessee shall return the Equipment to Lessor in accordance with Section 11 hereof; (iv) sell, lease or otherwise dispose of the Equipment at public or private sale without advertisement or notice except that required by law, upon such terms and at such place as Lessor may deem advisable, and Lessor may be the purchaser at any such sale; (v) demand and Lessee shall pay all expenses in connection with the Equipment relating to its retaking, refurbishing, selling, leasing or the like; (vi) exercise any other right or remedy which may be available to it under the Uniform Commercial Code or any other applicable law. To the extent permitted by applicable law, Lessee waives all rights it may have to limit or modify any of Lessor's rights and remedies hereunder, including but not limited to, any right of Lessee to require Lessor to dispose of the Equipment or otherwise mitigate its damages hereunder.

(c) If Option A has been selected, Lessor may exercise one or more of the following remedies in addition to the remedies set forth in Section 9 (b) above (which remedies shall be cumulative to the extent permitted by law): (i) by notice to Lessee declare the Stipulated Loss Value of the Equipment calculated for the Payment Period immediately following the date of such notice (herein "Calculation Date") immediately due and payable, together with (A) all due but unpaid Lease Payments from the commencement of the Lease Term through the day prior to the Calculation Date, and (B) all other amounts due under the Lease (including late charges), whereupon such

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shall become immediately due and payable; (ii) declare all remaining Lease
Payments for the balance of the Lease Term discounted at a per annum rate of six percent (6%), plus all other due and unpaid Lease Payments and all other amounts due from Lessee hereunder, immediately due and payable in full, whereupon such shall become immediately due and payable.

(d) If Option B or Option C has been selected, (i) Lessor, in addition to the remedies set forth in Section 9(b) above, may exercise the following remedy (which remedies shall be cumulative to the extent permitted by law): Lessor may declare all remaining Lease Payments for the balance of the Lease Term discounted at the Lease Rate, plus all other due but unpaid Lease Payments and all other amounts due from Lessee, immediately due and payable in full, whereupon such shall become immediately due and payable: (ii) in the event that Lessor disposes of the Equipment, Lessee shall be liable for any deficiency remaining after such disposition and application of the resulting net proceeds, less the Purchase Option Price discounted at the Lease Rate, to Lessee's obligations under the Lease in the order of application as Lessor shall elect.

10. QUIET ENJOYMENT: So long as no Default exists, Lessor (and any Assignee shall be deemed to have warranted that it) shall not interfere with Lessee's quiet enjoyment of the Equipment.

11. RETURN OF EQUIPMENT; EXTENSION OF TERM: Upon demand of Lessor pursuant to
Section 9 hereof, or unless Lessee purchases the Equipment pursuant to Option A or Option B, Lessee, at its own risk and expense, shall at the end of the term, immediately return the Equipment to Lessor, de-installed and packed for shipment (by Supplier or a qualified service company) in accordance with manufacturer's specifications, in good working order and eligible for manufacturer's maintenance (if available), freight prepaid and insured, to such location within the continental United States as Lessor shall designate. Should Lessee fail to provide timely notice of exercise as provided in Option A or Option B or return the Equipment to Lessor in the time and manner provided above, the Lease Term shall be extended for successive 90 day periods until Lessee returns the Equipment to Lessor in accordance herewith, or Lessor terminates the Lease by 10 days written notice to Lessee. In the event the Lease is extended pursuant to the preceding sentence, the periodic Lease Payments and the Stipulated Loss Value (if any) in effect prior to the expiration of the Lease Term, and all other provisions of the Lease, shall continue to apply.

12. LESSEE REPRESENTATIONS AND COVENANTS: Lessee represents: (a) it is duly organized and validly existing under the laws of its state of organization; (b) by consummation of the Lease transaction, Lessee is not in violation of any governmental statute or regulation, nor will consummation of the Lease transaction cause any breach, default or violation of the organizational or charter documents or any judgment, decree or agreement, all as may apply to Lessee; (c) the Lease transaction was duly authorized by all appropriate action by Lessee; (d) Lessee shall furnish Lessor with (and cause any Guarantor to furnish) its annual and such interim financial statements as Lessor shall request, certified and audited (if available), together with officer's certificates, opinions of counsel, resolutions and such other information and documents as Lessor may reasonably request; (e) financial statements and other related financial information furnished by Lessee upon Lessor's request shall be prepared in accordance with generally accepted accounting principles consistently applied and in all material respects shall accurately present Lessee's financial position and results of its operations as of the dates given on such statements; (f) the Lease and all other related instruments or documents hereunder are enforceable in accordance with their terms, shall be effective against all creditors of Lessee under applicable law, including fraudulent conveyance and bulk transfer laws, and shall raise no presumption of fraud: (g) there are no pending or threatened actions or proceedings before any court, administrative agency or other dispute resolution forum that could have a material adverse effect on, Lessee or any document hereunder, unless such actions are disclosed to Lessor and consented to in writing by Lessor, (h) all Equipment is leased for business purposes only, and not

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for personal, family or household purposes, and only for its normally intended purpose; and (i) all Equipment is and shall at all times be and remain tangible personal property and shall not become a fixture or real property. Lessee shall promptly execute and deliver to Lessor such further documents and take such further action as Lessor may reasonably request in order to more effectively carry out the intent and purpose of the Lease.

13. NOTICES; CHANGES; FILINGS: Notices, requests or other communications required under the Lease to be sent to either party shall be in writing and shall be (a) by United States first class mail, postage prepaid, and addressed to the other party at the address specified above (or to such other address as such party shall have designated by proper notice) or (b) by personal delivery. Lessee consents to service of process by certified mail at its address above (or to such other address as Lessee shall have designated by proper notice) in connection with any legal action brought by Lessor. Lessee authorizes Lessor to fill in descriptive material in the Lease (including serial numbers) and to correct any patent errors in the Lease. Lessee shall execute and authorizes Lessor to file with such authorities and at such locations as Lessor may deem appropriate, Uniform Commercial Code financing statements relating to the Equipment and/or the Lease, and Lessee agrees to reimburse Lessor upon demand for all costs incurred relative thereto. In addition, Lessee hereby irrevocably appoints Lessor its agent and attorney-in-fact to execute in the name of Lessee and file any Uniform Commercial Code financing statements with respect to the Equipment in any place Lessor deems necessary. Lessee also agrees that an original or a photocopy of the Lease (including any addenda, attachments and amendments to the Lease) may be filed by Lessor as a Uniform Commercial Code financing statement. Lessee agrees to immediately notify Lessor in writing, of any change in Lessee's name or address, identity, corporate structure, social security or taxpayer identification number as applicable, or discontinuance of any of its places of business.

14. ASSIGNMENT: LESSOR MAY ASSIGN OR TRANSFER ALL 0R ANY INTEREST OF LESSOR IN THE LEASE OR THE EQUIPMENT WITHOUT NOTICE TO LESSEE. UPON NOTICE OF SUCH ASSIGNMENT LESSEE AGREES TO PAY DIRECTLY TO ASSIGNEE WITHOUT ABATEMENT, DEDUCTION OR SETOFF ALL AMOUNTS WHICH BECOME DUE UNDER THE LEASE AND FURTHER, AGREES THAT IT WILL NOT ASSERT AGAINST ASSIGNEE ANY DEFENSE, COUNTERCLAIM OR SETOFF FOR ANY REASON WHATSOEVER IN ANY ACTION FOR PAYMENT OR POSSESSION BROUGHT BY ASSIGNEE. Upon any such assignment, such assignee
(herein "Assignee") shall have and be entitled to any and all rights and remedies of Lessor under the Lease and all references in the Lease to Lessor shall include Assignee, except that Assignee shall not be chargeable with any obligations or liabilities of Lessor under the Lease. Lessee acknowledges that any assignment or transfer by Lessor shall not materially change Lessee's duties or obligations under the Lease nor materially increase the burdens or risks imposed on Lessee. Lessee shall (if requested by Lessor) acknowledge in writing any assignments (including any material terms of the Lease) in a form supplied by Lessor. LESSEE SHALL NOT ASSIGN OR IN ANY WAY DISPOSE OF ALL OR ANY PART OF ITS RIGHTS OR OBLIGATIONS UNDER THE LEASE OR ENTER INTO ANY SUBLEASE OF ALL OR ANY PART OF THE EQUIPMENT WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR.

15. MISCELLANEOUS: The Lease shall be binding upon and inure to the benefit of the parties hereto, their legal representatives, permitted successors and assigns. THE PARTIES HERETO WAIVE ALL RIGHTS TO A JURY TRIAL IN ANY LITIGATION ARISING FROM OR RELATED IN ANY WAY TO THE AGREEMENT, LEASE, OR THE TRANSACTION CONTEMPLATED HEREBY. No waiver of any provision of the Lease shall be effective unless in writing, signed by the party to be charged. No failure to exercise, no delay in exercising, and no single or partial exercise on the part of Lessor of any right, remedy, or power under the Lease, shall operate as a waiver thereof or preclude Lessor from exercising any other right, remedy or power under the Lease. Any provision of the Lease which is unenforceable in any jurisdiction shall,

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as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, without invalidating the remaining provisions of the Lease. The Lease, and all related documents, including (a) amendments, addenda, consents, waivers and modifications which may be executed contemporaneously therewith or subsequently thereto, (b) documents received by Lessor from the Lessee, and (c) financial statements, certificates and other information previously or subsequently furnished to Lessor, may be reproduced by Lessor by any photographic, photostatic, microfilm, microcard, miniature photographic, compact disk reproduction or other similar process and Lessor may destroy any original document so reproduced. Lessee waives all right to object to the admissibility of such reproduction and stipulates that any such reproduction shall, to the extent permitted by law, be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original itself is in existence and whether or not the reproduction was made by Lessor in the regular course of business) and that any enlargement, facsimile or further reproduction of the reproduction shall likewise be admissible in evidence. No action, regardless of form, arising out of the Lease may be brought by Lessee more than two (2) years after the cause of action has accrued. The representations, warranties, obligations and indemnities of Lessee under the Lease shall survive the termination of the Lease to the extent required for their full observance and performance. The obligations of each co-maker (if any) of the Lease, shall be primary, joint and several. In the event the Lease is deemed to be intended as security, Lessor shall have, to secure all payments and all other obligations of Lessee to Lessor under the Lease, a security interest in the Equipment together with all accessions, attachments, replacements, substitutions, modifications and additions thereto, now or hereafter acquired, and all proceeds thereof (including insurance proceeds). In the event that Lessee fails to meet any of its obligations under the Lease, Lessor may at its option satisfy such obligation and Lessee shall reimburse Lessor on demand therefor. In the event that legal or other action is required to enforce Lessor's rights under the Lease (including the exercise of remedies under Section 9 hereof), Lessee agrees to reimburse Lessor on demand for its reasonable attorneys' fees and its other related costs and expenses. The captions in the Lease are for convenience only and shall not define or limit any of the terms hereof. THE AGREEMENT AND THE LEASE SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW JERSEY WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF.


                                      -28-